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                                                  This document contains 63636
                                                  pages. The Exhibit Index is
                                                  located on page 4.



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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported) October 15, 1996

        MortgageLoan Asset Backed Pass-Through Certificates Trust 1996-B
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               (Name of Trust issuing Mortgage Loan Asset Backed
               Pass-Through Certificates, Series 1996-B, Class A)


                          MLCC Mortgage Investors, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       33-84894                 59-3247986
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                        --------------------------------
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
                                                         -----------------
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Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                                 Description
         -----------                                 -----------

                  19.1                               Statement to
                                                     Certificateholders for
                                                     Mortgage Loan Asset Backed
                                                     Pass-Through Certificates,
                                                     Series 1996-B, for October
                                                     15, 1996 distribution
                                                     pursuant to Section 6.02 of
                                                     the Pooling and Servicing
                                                     Agreement among Merrill
                                                     Lynch Credit Corporation,
                                                     as Master Servicer, MLCC
                                                     Mortgage Investors, Inc.,
                                                     as Seller, and Bankers
                                                     Trust Company of
                                                     California, N.A., as
                                                     Trustee, dated as of June
                                                     1, 1996.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MERRILL LYNCH CREDIT CORPORATION, as
                                            Master Servicer and on behalf of
                                            MLCC MORTGAGE INVESTORS, INC.



                                            By:  /s/ Steven T. Hardy
                                                 -------------------------------
                                                 Name:  Steven T. Hardy
                                                 Title: Vice President and
                                                        Controller

Dated:   10/15/96
      --------------------

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                                  Exhibit Index
                                  -------------

Exhibit No.                                                                          Page
------------                                                                         ----
         19.1                       Statement to Certificateholders for
                                    Mortgage Loan Asset Backed Pass-Through
                                    Certificates, Series 1996-B
                                                                                       5

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